UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025

Acurx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40536	82-3733567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Liberty Avenue, Staten Island, NY 10305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 533-1469

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the close of business on July 21, 2025, the record date of the special meeting of Acurx Pharmaceuticals, Inc. (“we”, “us”, “our” and “the Company”) held on September 16, 2025 (the “Special Meeting”), there were 30,524,540 shares of common stock outstanding and entitled to vote. At the Special Meeting, the holders of 19,365,579 shares of our common stock, or approximately 63.44% of our outstanding shares of common stock, were represented in person or by proxy and, therefore, a quorum was present. At the Special Meeting, our stockholders considered three proposals, which are described briefly below and in more detail in our definitive Proxy Statement filed with the Securities and Exchange Commission on August 4, 2025. The final voting results for each proposal are set forth below.

Proposal 1 - Approval of Warrant Exercise

Our stockholders approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock underlying the series G-2 warrants (the “Warrants”) issued pursuant to that certain warrant inducement agreement, dated June 17, 2025, entered into with the investors named therein, in an amount equal to 20% or more of our common stock outstanding before the issuance of such Warrants by the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
8,816,581	602,155	123,414	9,823,429

Proposal 2 - Approval of Authorized Share Increase

Our stockholders approved, subject to the board of directors’ discretion to adopt, a proposed amendment to our Certificate of Incorporation, as amended, to increase the aggregate number of shares of common stock authorized to be issued from 200,000,000 shares to 250,000,000 shares by the following votes:

Shares Voted For	Shares Voted Against	Abstentions
16,476,460	2,526,119	363,000

Proposal 3 - Approval of Adjournment

Our stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt either of Proposal 1 or Proposal 2 or to establish a quorum, by the following votes:

Shares Voted For	Shares Voted Against	Abstentions
16,538,163	2,271,234	556,182

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Acurx Pharmaceuticals, Inc.
Date: September 19, 2025

	By:	/s/ David P. Luci
	Name:	David P. Luci
	Title:	President and Chief Executive Officer